EXHIBIT 23.1



     CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We have issued our report dated March 27, 2003, which accompanies the financial statements of Bach-Hauser, Inc.
for the year ended December 31, 2002, and hereby consent to the incorporation by reference to such report in this Registration Statement on Form S-8.

January 15, 2004



          /s/ Stonefield Josephson
          Stonefield Josephson